UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 9, 2007

The Children’s Internet, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-29611	20-1290331
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Ryan Industrial Ct., Suite 9
San Ramon, California 94583
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 743-9420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 9, 2007, The Children’s Internet, Inc. (“TCI”) entered into an Amendment No. 1 (the “Amendment”) to the Definitive Interim Stock Purchase Agreement (the “ISPA”) with The Children’s Internet Holding Company, LLC (“TCI Holding”). Under the Amendment, $300,000 which was placed in escrow by TCI Holding pursuant to the ISPA was released from escrow, $150,000 to TCI to be used pay down certain specified current payables and $150,000 released back to TCI Holding. The Amendment also made certain changes to the events of default and SEC settlement provisions of the ISPA.

A copy of the Amendment is attached as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1
Amendment No. 1 to the Definitive Interim Stock Purchase Agreement by and between The Children’s Internet, Inc., The Children’s Internet Holding Company, LLC and Shadrack Films, Inc. dated August 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2007

THE CHILDREN’S INTERNET, INC.

By:	/s/ Sholeh Hamedani
Sholeh Hamedani
Chief Executive Officer